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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: October 2, 2001
                        (Date of earliest event reported)

                                  FC BANC CORP.
                    ----------------------------------------
                    (Exact name as specified in its charter)

               Ohio                     0-25616               34-17178070
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   (State or other jurisdiction       (Commission         (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

            123 North Sandusky Avenue, Box 567, Bucyrus, Ohio     44820-0567
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            (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (419) 562-7040
                                   ----------

            105 Washington Square, Box 567, Bucyrus, Ohio       44820-0567
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          (Former name or former address, if changed since last report)


















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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On July 24, 2001, the Registrant issued a Current Report on Form 8-K to announce that on July 17, 2001, the Registrant decided not to retain Dixon, Francis, Davis & Company as the Registrant's principal accountants effective October 1, 2001. This Form 8-K/A is being filed to report that effective October 1, 2001 the Registrant (i) retained S.R. Snodgrass, A.C. to audit the Registrant's financial statements for the year ending December 31, 2001 and (ii) dismissed Dixon, Francis, Davis & Company as the Registrant's principal accountants effective as of October 1, 2001. The former accountants' reports on the Registrant's financial statements for the past two years ended December 31, 1999 and December 31, 2000 did not contain any adverse opinion or disclaimer or opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Audit Committee of the Registrant and by its Board of Directors. During the Registrant's two most recent fiscal years and subsequent interim periods preceding the dismissal, there were no disagreements with Dixon, Francis, Davis & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Dixon, Francis, Davis & Company would have caused them to make reference to the subject matter of the disagreement in connection with their report. No "reportable events" as defined in Securities and Exchange Commission ("SEC") Regulation S-K Item 304(a)(1)(v) occurred within the Registrant's two most recent fiscal years and any subsequent interim periods preceding the former accountants' dismissal.

      Effective October 1, 2001, the Registrant engaged S.R. Snodgrass, A.C. as its principal accountants to audit the Registrant's financial statements for the year ending December 31, 2001. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging the new accountants, the Registrant did not consult with the newly engaged accountants regarding any of the matters described in SEC Regulation S-K Item 304(a)(2)(i) or (ii).

       The Registrant requested that Dixon, Francis, Davis & Company furnish the Registrant with a letter, as promptly as possible, addressed to the SEC, stating whether Dixon, Francis, Davis & Company agrees with the statements made in this
Item 4, and if not, stating the respects in which they do not agree. That letter is filed as Exhibit 16 to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

             Exhibits:

             Letter re Change in Certifying Accountant





























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                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FC BANC CORP.

                                      By: /s/  G.W. Holden
                                         ---------------------------------
                                         G.W. Holden
                                         President and Chief Executive Officer

Date: October 2, 2001
























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                            EXHIBIT INDEX

Exhibit Number       Document

      16             Letter re: Change in Certifying Accountant